                        ANNUAL REPORT / OCTOBER 31, 2001

                        AIM GLOBAL TELECOMMUNICATIONS AND
                                 TECHNOLOGY FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                        AIM GLOBAL TELECOMMUNICATIONS AND
                                 TECHNOLOGY FUND

                                  [COVER IMAGE]

                      -------------------------------------

                       ACCENT IN PINK BY WASSILY KANDINSKY

   BOTH AS AN ARTIST AND AS A THEORIST, KANDINSKY PLAYED A PIVOTAL ROLE IN THE

      DEVELOPMENT OF ABSTRACT ART. HIS EXPLORATION OF THE POSSIBILITIES OF

    ABSTRACTION MADE HIM ONE OF THE MOST IMPORTANT INNOVATORS IN MODERN ART.

    MANY OF THE COMPANIES IN WHICH THIS FUND INVESTS ARE ON THE CUTTING EDGE

      OF TELECOMMUNICATIONS AND TECHNOLOGY, MAKING THEM INNOVATORS AS WELL.

                      -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Telecommunications and Technology Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares because of different sales charge structure and class expenses.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody of arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required from non-U.S. companies.
o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPO's may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may decrease the fund's total return.
o Investing in a single-sector mutual fund involves greater risk and potential return than investing in a more diversified fund.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than the original investment.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.
o The MSCI World Index is a group of global securities tracked by Morgan Stanley Capital Investment.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S. based common stocks listed on the Nasdaq system.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

  This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                        AIM GLOBAL TELECOMMUNICATIONS AND
                                 TECHNOLOGY FUND

                   Dear Fellow Shareholder:

                   We understand how challenging the fiscal year covered by this
[PHOTO OF          report October 31, 2000, to October 31, 2001--has been. Even
ROBERT H.          before--September's terrorist attacks, the slowdown in the
GRAHAM]            economy and equity markets had been more persistent than
                   anyone anticipated. Domestically, the S&P 500 lost 24.89% over the year while the Nasdaq Composite fell 49.84%. There was no comfort overseas--the MSCI World Index declined
                   25.51%. Growth-oriented investing was particularly out of favor, but value-oriented investing also ended up with negative returns.
                      As usually occurs during difficult stock markets,
                   fixed-income investments, particularly high-quality ones, did well. The broad-based Lehman Aggregate Bond Index was up
                   14.56% for the year.
                      To give you some idea of how harsh the equity environment
                   has been, for major domestic and global benchmarks--the S&P
                   500, the Dow Jones Industrials, the Nasdaq and the MSCI World
--the year ended October 31 was the worst one since the famous bear market of 1973-74. It was also the first year since 1990 during which both the S&P 500 and the MSCI World declined.

YOUR FUND'S PERFORMANCE
Both the information technology and the telecommunications sectors continue to struggle. Amid a steady stream of earnings warnings from tech companies, portfolio managers had a difficult time identifying stocks that met their earnings-growth investment criteria. At net asset value Class A shares of your fund delivered a very disappointing total return of -71.16%.
    The following pages contain your portfolio managers' discussion of how they managed the portfolio, how markets affected the fund, and the fund's long-term record. If you have questions or comments, please contact us through our Web site, www.aimfunds.com.

NATIONAL AND MARKET RESILIENCE: GOOD REASONS FOR OPTIMISM
Into the trying economic environment of 2001 came the unthinkable attacks of September 11. Our stock markets closed for nearly a week, and consumer confidence was rattled. As the fiscal year closed, the United States was at war and markets were in a cautious mood.
    But as I write, about 12 weeks after the attacks and just over a month after the fiscal year closed, the war is going very well indeed, and the main domestic benchmarks--the Dow Industrials, the S&P 500 and the Nasdaq--are rebounding. All three had reached their year-to-date low for 2001 on September 21. From that low, as of December 7 the Dow was up more than 22%, the S&P more than 20%. The Nasdaq, typically subject to wider swings, was up more than 42%.
    Historically, a rising stock market has presaged better times in the economy. So all in all, there is good reason to believe 2002, and the years ahead, will prove more agreeable than 2001 has been. The market we have just been through is unlike anything we have seen in a generation, but our long-term economic story is a resounding success, and America's potential remains unlimited.

WHAT SHOULD INVESTORS DO NOW?
In view of the September 11 events and the bear market in equities, many of our shareholders have asked us what they should do about their investments. We at AIM intend to stay concentrated on the long term--which we consider the most advisable course for our shareholders too.
    Abruptly changing your portfolio on the basis of short-term events and market moves is rarely beneficial. As we have reminded shareholders on many occasions, if you pull out of the market for a short period and miss a few of its best days, odds are your long-term returns will be adversely affected. And portfolio diversification, as the disparate performance of equity and fixed-income investments during this fiscal year shows, remains critical to any investment plan. Now more than ever, we encourage you to stay in touch with your financial advisor, who is familiar with your goals and time horizon and can help you stay focused on those goals.
    We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 10, 2001

                        AIM GLOBAL TELECOMMUNICATIONS AND
                                 TECHNOLOGY FUND

TERRORIST ATTACKS SHOCK ECONOMY, STOCK MARKET

TECHNOLOGY STOCKS LED THE MARKETS INTO THE WILDERNESS THIS YEAR. HOW DID AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND PERFORM?
The September 11 attacks on the United States dramatically impacted the battered outlook on the economy and the stock market. Most leading indicators had dropped in August. Then signs of recovery appeared in manufacturing and durable goods orders in early September. But plans were scaled back following the terrorist strikes in New York and near Washington, D.C.
    Excluding sales charges, total returns for Class A, B and C shares were -71.16%, -71.30% and -71.29% for the fiscal year ended October 31, 2001. Over the same period, the fund's benchmark index--the S&P 500--returned -24.89%. The S&P 500 is a broad-based index, not a sector index. The Nasdaq, more representative of technology stocks, was down nearly 50%. In the last few days of the reporting period, however, the fund showed improving results. Since the market bottomed out on September 21, the fund moved up through the end of October. Most major indexes also rose during October.

WHAT WERE MAJOR TRENDS IN EQUITY MARKETS OVER THE REPORTING PERIOD?
The September terrorist attacks compounded an already difficult situation for the stock market and the economy. Even before the attacks, major market indexes had been declining since March 2000. Concern over deteriorating corporate earnings, a slowing economy and rising unemployment caused major stock market indexes to drop. Companies from most sectors reported declining earnings as formerly robust economic expansion ground to a halt, and the possibility of recession loomed.
    Following the attacks, stock markets were closed for nearly a week--the longest suspension of trading activity since the Great Depression of the 1930s. After markets reopened on September 17, the Dow experienced its worst week in 60 years, losing more than 14% of its value in just five days. Markets, however, recouped some of their losses in October as the Federal Reserve Board (the Fed) approved its ninth interest rate cut of 2001, reducing the key federal funds rate to 2.5%--its lowest level since 1962. Additionally, the United States and its allies took military action against terrorist positions in Afghanistan. Still, the threat of terrorism remained, causing markets to remain volatile as the fiscal year ended. Global markets were also buffeted by the downturn in stocks around the world.
    For most of the reporting period, value stocks outperformed growth stocks as investors sought attractively priced issues. Still, value stocks sustained losses. The fiscal year was the worst for growth stocks since the aftermath of the market crash of 1929 and the bear market of 1973-74. Buoyed by Fed rate cuts, which had the potential to boost corporate profitability, growth stocks rallied in April and again in October.

HOW DID YOU MANAGE THE PORTFOLIO IN THIS ENVIRONMENT?
AIM Global Telecommunications and Technology Fund, along with much of the technology sector, began to show improvement late in October. We raised the number of stocks in the portfolio--at the close of the reporting period the fund had 79 holdings.
    The portfolio became more diversified as managers sought out new investments in companies with stable earnings and high growth. The fund's largest weightings were in software, semiconductors and biotech. The semiconductor and biotech sectors have had better earnings than has software, for example. But selected software issues, such as Websense, WebEx

FUND AT A GLANCE

AIM Global Telecommunications and Technology Fund seeks long-term growth of capital by investing in equity securities of companies that design, develop or provide products and services in the telecommunications and technology industries.

INVESTMENT STYLE: GROWTH (Focusing on the growth potential of a company's earnings, the most tangible measure of growth and success.)

o   Seeks the best telecommunications and technology ideas worldwide

o Applies earnings-momentum discipline to the telecommunications and technology sector

o   Currently invests about 90% of assets in North American companies.

                        AIM GLOBAL TELECOMMUNICATIONS AND
                                 TECHNOLOGY FUND

PORTFOLIO COMPOSITION
As of 10/31/01, based on total net assets


================================================================================================
TOP 10 HOLDINGS                                     TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------
  1. Microsoft Corp.                          6.3%   1. Semiconductors                     18.4%
  2. IDEC Pharmaceuticals Corp.               5.4    2. Biotechnology                      13.9
  3. Electronic Data Systems Corp.            3.4    3. Systems Software                   12.9
  4. International Business Machines Corp.    3.0    4. Application Software               10.2
  5. RF Micro Devices, Inc.                   2.7    5. Telecommunications Equipment        5.3
  6. PeopleSoft, Inc.                         2.6    6. IT Consulting & Services            5.2
  7. Nokia Oyi-ADR (Finland)                  2.6    7. Aeropspace & Defense                4.5
  8. Analog Devices, Inc.                     2.5    8. Computer Hardware                   4.0
  9. NVIDIA Corp.                             2.5    9. Internet Software & Services        3.9
 10. Biovail Corp. (Canada)                   2.2   10. Pharmaceuticals                     2.5

The fund's holdings are subject to change, and there is no assurance the fund will continue to hold any particular security.

================================================================================================

and Symantec have shown improvement. The biotech sector remains attractive because of the increasing advancements in the field and the increasing profitability of the companies in it.
    Nevertheless, market conditions were very difficult throughout the fiscal year. The tech sector of the S&P 500 lost 34% just during the third quarter of 2001. And our largest holding, Microsoft, lagged as uncertainty continued over settlement of the government's antitrust case against it. On the other hand, L-3 Communications, which provides secure communication systems to clients like the Department of Defense; and Biovail, a pharmaceutical maker, did well for the portfolio.

WHAT WERE SOME OF THE LEADING STOCKS IN THE PORTFOLIO?

o Microsoft, the world's number one software company, provides a variety of software and services, including its Windows operating systems and Office software suite. The company recently expanded into Internet access and video game consoles.
o IDEC Pharmaceuticals develops treatment for cancer, autoimmune and inflammatory diseases. The company's first FDA-approved drug - Rituxan - treats non-Hodgkin's lymphoma.
o Electronic Data Systems offers systems integration, network and systems operations, data center management, application development and management consulting.
o IBM is the world's top provider of computer hardware. About 35% of its sales today come from its new service business unit, the largest in the world.
o RF Micro Devices produces amplifiers, attenuators, mixers, modulators and transceivers for wireless communications devices like cellular telephones and cable television.
o Nokia is the world's largest manufacturer of mobile telephones. One of Europe's largest companies by market capitalization, Nokia is newly focused on high-speed data connections.
o Analog Devices is a leading manufacturer of analog and digital integrated circuits. The company also produces micro-machines used in airbags.
o Biovail produces timed-release drug-delivery systems to existing drugs that treat hypertension, asthma and arthritis.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE FISCAL YEAR?
At the close of the fiscal year, the situation was uncertain for markets and the economy.
    The nation's gross domestic product (GDP) contracted at an annual rate of 1.1% in the third quarter of 2001. The nation's unemployment rate rose from 4.9% in September to 5.4% in October, as companies cut more than 400,000 jobs in October--the most in 21 years. Concerns about the economy and the continued threat of terrorism eroded consumer confidence, which plummeted following the attacks.
    Still, there were positive signs. Congress and the White House were working on an economic stimulus package, and the Fed was maintaining a bias toward cutting interest rates. Steps had been taken to combat terrorism at home and abroad. Inflation remained low and oil prices were dropping, reducing fuel costs for corporations and consumers. Moreover, stocks were favorably priced, and there was more than $2.2 trillion cash in money market accounts that could potentially be deployed back into equities.
    Technology shares also benefitted as global markets began to improve when central banks throughout Europe and Asia added new interest rate cuts.

          See important fund and index disclosures inside front cover.

                        AIM GLOBAL TELECOMMUNICATIONS AND
                                 TECHNOLOGY FUND

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/01, including sales charges
================================================================================
CLASS A SHARES
 Inception (1/27/92)               1.13
  5 Years                         -7.71
  1 Year                         -72.54

CLASS B SHARES
 Inception (4/1/93)                0.02
  5 Years                         -7.51
  1 Year                         -72.50

CLASS C SHARES
 Inception (3/1/99)              -23.96
  1 Year                         -71.53

In addition to fund returns as of the close of the fiscal year, industry regulations require us to report the fund's average annual total returns (including sales charges) for the period ending 9/30/01 (the most recent quarter-end) are: Class A shares, one year, -79.40%; five years, -10.80%; inception (1/27/92), -0.23%. Class B shares, one year -79.37%; five years, -10.59%; inception (4/1/93), -1.53%. Class C shares, one year, -78.64%;
inception (3/1/99), -28.39%.

AS A RESULT OF RECENT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE RECENT PERFORMANCE.

================================================================================

================================================================================

RESULTS OF A $10,000 INVESTMENT
01/27/92-10/31/01
[HYPO Chart]

================================================================================
                 Fund, Class A          S&P 500
01/92             9525                  10000
                  9467                  10000
                  9608                  10224
                  9467                  10533
10/92             9300                  10476
                 10266                  11057
                 10865                  11167
                 12258                  11453
10/93            14284                  12039
                 15399                  12480
                 14256                  11762
                 14479                  12043
10/94            15286                  12504
                 13400                  12544
                 13572                  13811
                 15652                  15181
10/95            14848                  15804
                 16011                  17387
                 17602                  17977
                 15174                  17691
10/96            15887                  19606
                 17032                  21959
                 15601                  22490
                 20350                  26908
10/97            18702                  25895
                 18489                  27864
                 22290                  31722
                 22546                  32099
10/98            18110                  31593
                 24721                  36919
                 26317                  38641
                 26592                  38578
10/99            30357                  39696
                 43960                  40731
                 43138                  42549
                 42748                  42036
10/00            38713                  42111
                 27330                  40367
                 16348                  37034
                 13787                  36019
10/01            11163                  31636

                                                            Source: Lipper, Inc.

Past performance cannot guarantee future results.

================================================================================

This chart compares AIM Global Telecommunications and Technology fund to a benchmark index. It is intended to give you a general idea of how your fund performed compared to the stock market over the period 1/27/92-10/31/01. Please note the results for the index are for the period 1/31/92-10/31/01. It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio, in this case the S&P 500. Market indexes such as the S&P 500 are not managed, and incur no sales charges, expenses or fees. If you could buy all the securities that make up an index, you would incur expenses that would affect your investment's return.
    Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to differing sales charge structures and class expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.
    Performance shown in the chart and table does not reflect the effort of taxes a shareholder would pay on fund distributions or on redemption of fund shares. Performance shown for the index does not reflect the effect of taxes either.

                        AIM GLOBAL TELECOMMUNICATIONS AND
                                 TECHNOLOGY FUND

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private. AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law.
    For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company

AIM eDELIVERY CAN REDUCE YOUR PAPER MAIL

You can have fund reports and prospectuses delivered electronically! When you sign up for eDelivery, we will e-mail you a link, and you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    To enroll, go to www.aimfunds.com, select "Your AIM Account," long in, click on the "Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, eDelivery is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.

                        AIM GLOBAL TELECOMMUNICATIONS AND
                                 TECHNOLOGY FUND

TO CHOOSE A FUND CHECK MORE THAN PERFORMANCE

Financial markets have posed quite a challenge to investors recently. What was in favor just months ago may be out of favor now, and vice versa. Anyone who invested during the long-running bull market of the 1990s has probably seen some of his or her returns evaporate in the more challenging market environment of late. The bulging coffers of many money market mutual funds mean some investors have opted to sit things out and wait until things seem more favorable. Other investors may be searching the mutual fund universe for those funds that seem to be weathering the storm better than others. After all, isn't it logical to switch from a mutual fund that is not performing well at the moment to one that is? Not always. What's an investor to do?

LOOK AT THE BIG PICTURE
It's very tempting to look only at returns when you invest in a mutual fund. But there are other factors to consider:

How well does the fund match my financial goals?
Different kinds of mutual funds are appropriate for different people at different stages. Are you a young adult early in your work life, or are you approaching retirement? Are you investing to buy a house, car or other large item soon, or are you investing for your later years?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you should assess how aggressive you can afford to be--you may need to be more conservative than you thought to meet your goal.

How well does the fund match my tolerance for risk?
Many mutual funds that report high-flying returns over the short run may be pretty aggressive--and therefore relatively risky. They may have the potential to make your money grow, but they may also entail more risk than you may be prepared to take.
    Of course, investing in any mutual fund brings with it a certain amount of risk, but this risk can vary widely depending on the types of holdings in which a fund invests. It's important that you take a hard look at your risk tolerance before investing in any fund, particularly if you are ratcheting up to a more aggressive fund.

How well does the fund fit into my portfolio?
When a market sector or mutual fund is doing well, you may be tempted to overload your portfolio with the "winner of the moment." It seems to make sense--you're making money with that investment, so you should allocate more money to it, right?
    Be careful. A narrowly invested portfolio could be especially vulnerable to market volatility. Spreading your investment over several types of funds or investing in one diversified fund can help you spread out your risk--the more diversified your portfolio, the less overlap it should have. Less overlap can mean less risk.

PAST PERFORMANCE IS NO GUARANTEE
The phenomenal returns of the 1990s were the result of a number of unique factors--the strong U.S. economy, the proliferation of new technology companies and record amounts of cash being poured into the stock market, to name a few. Even so, it may seem that everyone always came out a winner in the '90s.

In reality, market sectors go in and out of favor from year to year. Just because financial markets as a whole enjoy good performance doesn't mean every segment of the market does. For example, in 1999 only a few large companies accounted for many of the markets' records--more than half the stocks in the S&P 500(1) declined that year. The technology sector was clearly dominant; the tech component of the S&P 500 finished 1999 with a return of 75.11%, while the capital goods component of the index, which came in second for the year, had a return of 28.76%.(2) So if you didn't invest in technology in 1999, you probably didn't enjoy the same performance as people who did.

                            [Wall St. Journal Photo]

                        AIM GLOBAL TELECOMMUNICATIONS AND
                                 TECHNOLOGY FUND

    As we've seen in 2000 and 2001, financial markets can be quite fickle, revolving around investors' perceptions as much as hard facts. Because of the ever-changing nature of the market environment, many high-performing mutual funds don't repeat their gains from year to year. This doesn't necessarily mean a fund had a "bad" year or that fund managers chose holdings poorly. It may just mean that the environment for a particular fund was not as ideal as it had been in the past. This can be true for any mutual fund.

KEEP EXPECTATIONS REALISTIC
Along with recognizing how quickly the market environment can change, it's important to keep your expectations realistic. Of course you would like your investments to do well every year, but chances are they won't. It's the nature of the beast. So what you should be shooting for is good performance over the long term. While your investment may not have a stellar year every year, over time its average returns may prove to be just what you hoped for.
    Sometimes it's hard to be patient when it seems like everyone else's investments are doing better than yours. You may be tempted to chase winning performance by trying to time the market, switching in and out of funds as markets or sectors go in and out of favor. But this strategy can greatly increase your risk and it rarely works--you may end up with significantly lower returns than if you'd just stayed put. (There can also be adverse tax consequences.)

ASSET ALLOCATION: THE OLD STANDBY
The truth is, no one knows for sure what is going to perform well in the market, which is why mutual fund investors should diversify using asset allocation-- spreading investments over several fund types (e.g., core, growth, international and income).
    As Isaac Newton proved, what goes up must come down. A diversified portfolio can offer some protection in a market downturn because when your assets are spread over several different types of funds, chances are at least one of them is keeping its head above water. And while a diversified fund portfolio probably won't perform as well as the flashiest stock fund, it probably won't do as badly as the worst of them either.
    Your financial advisor can help you determine what kinds of mutual funds best fit your investment goals and risk tolerance. Talk to your financial advisor for more information.

(1)The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the stock market.
(2)Source Bloomberg



DOLLAR-COST AVERAGING CAN LOWER THE COST OF INVESTING

================================================================================
MONTH              AMOUNT INVESTED      SHARE PRICE    SHARES PURCHASED
JANUARY                $  200             $   24            8.333
FEBRUARY                  200                 20           10.000
MARCH                     200                 14           14.286
APRIL                     200                 18           11.111
MAY                       200                 22            9.091
JUNE                      200                 24            8.333
6-MONTH TOTAL          $1,200             $  122           61.154

Average price per share: $122 divided by 6 = $20.33

Average cost per share: $1,200 divided by 61.154 = $19.62

================================================================================

One useful way to buy shares of a mutual fund is through dollar-cost averaging. In such a plan, you invest a certain amount at regular intervals--say $200 per month--which allows you to buy more shares when mutual fund prices go down and fewer shares when prices go up. This gives you the benefit of your average cost per share actually being less than the average price per share.

Please keep in mind that this example is hypothetical and is not indicative of the performance of any investment, IRA or AIM fund. Dollar-cost averaging does not assure a profit and does not protect against loss in declining markets. Since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, investors should consider their ability to continue purchases over an extended period of time.

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                               MARKET
                                                 SHARES        VALUE
DOMESTIC COMMON STOCKS-84.97%

AEROSPACE & DEFENSE-4.51%

Alliant Techsystems Inc.(a)                        58,000   $  5,061,080
------------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)              165,000     14,333,550
------------------------------------------------------------------------
Lockheed Martin Corp.                             300,000     14,631,000
========================================================================
                                                              34,025,630
========================================================================

APPLICATION SOFTWARE-10.21%

Activision, Inc.(a)                               100,000      3,615,000
------------------------------------------------------------------------
BEA Systems, Inc.(a)                              800,000      9,712,000
------------------------------------------------------------------------
Cadence Design Systems, Inc.(a)                   299,800      6,337,772
------------------------------------------------------------------------
Cerner Corp.(a)                                   125,000      6,718,750
------------------------------------------------------------------------
Electronic Arts Inc.(a)                            85,000      4,374,100
------------------------------------------------------------------------
Fair, Issac and Company, Inc.                      80,000      3,804,000
------------------------------------------------------------------------
Henry (Jack) & Associates, Inc.                   288,500      7,114,410
------------------------------------------------------------------------
Intuit Inc.(a)(b)                                 300,000     12,066,000
------------------------------------------------------------------------
Kronos, Inc.(a)                                    67,000      3,845,130
------------------------------------------------------------------------
PeopleSoft, Inc.(a)                               655,000     19,499,350
========================================================================
                                                              77,086,512
========================================================================

BIOTECHNOLOGY-13.86%

Albany Molecular Research, Inc.(a)                 92,000      2,548,400
------------------------------------------------------------------------
Amgen Inc.(a)                                     250,000     14,205,000
------------------------------------------------------------------------
Cephalon, Inc.(a)                                 129,300      8,152,365
------------------------------------------------------------------------
Chiron Corp.(a)                                    75,700      4,074,174
------------------------------------------------------------------------
Genentech, Inc.(a)                                 40,000      2,090,000
------------------------------------------------------------------------
Genzyme Corp.(a)                                  225,000     12,138,750
------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          136,600      8,592,140
------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)(b)                  677,800     40,654,444
------------------------------------------------------------------------
Invitrogen Corp.(a)                               198,500     12,175,990
========================================================================
                                                             104,631,263
========================================================================

COMPUTER & ELECTRONICS RETAIL-0.73%

Best Buy Co., Inc.(a)(b)                          100,000      5,490,000
========================================================================

COMPUTER HARDWARE-3.99%

Dell Computer Corp.(a)                            300,000      7,194,000
------------------------------------------------------------------------
International Business Machines Corp.(b)          212,000     22,910,840
========================================================================
                                                              30,104,840
========================================================================

COMPUTER STORAGE & PERIPHERALS-0.25%

Storage Technology Corp.(a)                       100,000      1,877,000
========================================================================

DATA PROCESSING SERVICES-2.02%

Concord EFS, Inc.(a)                              296,600      8,117,942
------------------------------------------------------------------------
Fiserv, Inc.(a)                                   192,450      7,157,215
========================================================================
                                                              15,275,157
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

DIVERSIFIED COMMERCIAL SERVICES-1.02%

Apollo Group, Inc.-Class A(a)                     190,000   $  7,723,500
========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-2.06%

AdvancePCS(a)                                      53,000      3,220,810
------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)(b)         74,000      6,378,800
------------------------------------------------------------------------
Quest Diagnostics Inc.(a)                          90,700      5,929,966
========================================================================
                                                              15,529,576
========================================================================

HEALTH CARE EQUIPMENT-0.29%

Cytyc Corp.(a)                                     82,000      2,150,040
========================================================================

INTERNET RETAIL-1.88%

eBay Inc.(a)                                      270,000     14,169,600
========================================================================

INTERNET SOFTWARE & SERVICES-2.91%

Internet Security Systems, Inc.(a)                 91,000      2,406,950
------------------------------------------------------------------------
SonicWALL, Inc.(a)                                300,000      4,260,000
------------------------------------------------------------------------
VeriSign, Inc.(a)                                 325,000     12,580,750
------------------------------------------------------------------------
WebEx Communications, Inc.(a)                      88,000      2,710,400
========================================================================
                                                              21,958,100
========================================================================

IT CONSULTING & SERVICES-5.22%

Affiliated Computer Services, Inc.-Class
  A(a)(b)                                         155,000     13,647,750
------------------------------------------------------------------------
Electronic Data Systems Corp.(b)                  400,000     25,748,000
========================================================================
                                                              39,395,750
========================================================================

MANAGED HEALTH CARE-0.23%

Caremark Rx, Inc.(a)                              131,000      1,755,400
========================================================================

MOVIES & ENTERTAINMENT-1.09%

AOL Time Warner Inc.(a)                           206,000      6,429,260
------------------------------------------------------------------------
Macrovision Corp.(a)                               73,400      1,806,374
========================================================================
                                                               8,235,634
========================================================================

NETWORKING EQUIPMENT-1.56%

Brocade Communications Systems, Inc.(a)           294,000      7,217,700
------------------------------------------------------------------------
Cisco Systems, Inc.(a)                            200,000      3,384,000
------------------------------------------------------------------------
Emulex Corp.(a)                                    50,000      1,184,000
========================================================================
                                                              11,785,700
========================================================================

PHARMACEUTICALS-0.27%

CIMA Labs Inc.(a)                                  38,000      2,053,900
========================================================================

SEMICONDUCTOR EQUIPMENT-1.41%

KLA-Tencor Corp.(a)                               140,000      5,720,400
------------------------------------------------------------------------
Novellus Systems, Inc.(a)                         150,000      4,954,500
========================================================================
                                                              10,674,900
========================================================================

SEMICONDUCTORS-16.30%

Alpha Industries, Inc.(a)                         450,000     10,476,000
------------------------------------------------------------------------
Analog Devices, Inc.(a)                           500,000     19,000,000
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
SEMICONDUCTORS-(CONTINUED)

Intel Corp.                                       400,000   $  9,768,000
------------------------------------------------------------------------
Intersil Corp.-Class A(a)                         200,000      6,550,000
------------------------------------------------------------------------
Maxim Integrated Products, Inc.(a)                 89,100      4,076,325
------------------------------------------------------------------------
Microchip Technology Inc.(a)                      300,000      9,366,000
------------------------------------------------------------------------
Microsemi Corp.(a)                                125,000      4,375,000
------------------------------------------------------------------------
NVIDIA Corp.(a)(b)                                440,000     18,858,400
------------------------------------------------------------------------
QLogic Corp.(a)                                    59,000      2,321,650
------------------------------------------------------------------------
RF Micro Devices, Inc.(a)                       1,000,000     20,440,000
------------------------------------------------------------------------
Texas Instruments Inc.                            510,000     14,274,900
------------------------------------------------------------------------
TriQuint Semiconductor, Inc.(a)                   200,000      3,536,000
========================================================================
                                                             123,042,275
========================================================================

SYSTEMS SOFTWARE-12.87%

Computer Associates International, Inc.(b)        520,300     16,087,676
------------------------------------------------------------------------
Microsoft Corp.(a)(b)                             817,000     47,508,550
------------------------------------------------------------------------
Network Associates, Inc.(a)                       347,400      6,670,080
------------------------------------------------------------------------
Oracle Corp.(a)                                   670,000      9,085,200
------------------------------------------------------------------------
Symantec Corp.(a)                                  39,000      2,144,610
------------------------------------------------------------------------
VERITAS Software Corp.(a)                         550,000     15,609,000
========================================================================
                                                              97,105,116
========================================================================

TELECOMMUNICATIONS EQUIPMENT-1.91%

Harris Corp.                                      226,700      7,771,276
------------------------------------------------------------------------
QUALCOMM Inc.(a)(b)                               134,600      6,611,552
========================================================================
                                                              14,382,828
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.38%

Metro One Telecommunications, Inc.(a)              95,000      2,864,250
========================================================================
    Total Domestic Common Stocks (Cost
      $724,215,729)                                          641,316,971
========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-12.26%

CANADA-4.68%

Biovail Corp. (Pharmaceuticals)(a)                352,900     16,678,054
------------------------------------------------------------------------
Celestica Inc. (Electronic Equipment &
  Instruments)(a)                                 226,400      7,770,048
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
CANADA-(CONTINUED)

Genesis Microchip Inc. (Semiconductors)(a)(b)     235,000   $ 10,859,350
========================================================================
                                                              35,307,452
========================================================================

FINLAND-2.58%

Nokia Oyj-ADR (Telecommunications
  Equipment)(b)                                   950,000     19,484,500
========================================================================

ISRAEL-1.02%

Check Point Software Technologies Ltd.
  (Internet Software & Services)(a)(b)            261,000      7,704,720
========================================================================

JAPAN-1.56%

NTT DoCoMo, Inc. (Wireless Telecommunication
  Services)(c)
  (Acquired 10/13/98-12/03/99; Cost
  $5,749,195)                                         870     11,795,165
========================================================================

SPAIN-0.92%

Telefonica, S.A. (Integrated
  Telecommunication Services)(a)                  578,409      6,945,536
========================================================================

SWEDEN-0.79%

Telefonaktiebolaget LM Ericsson A.B.-ADR
  (Telecommunications Equipment)                1,400,000      5,978,000
========================================================================

TAIWAN-0.71%

Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)(a)                           3,000,000      5,304,348
========================================================================
    Total Foreign Stocks & Other Equity
      Interests Cost ($99,756,759)                            92,519,721
========================================================================

MONEY MARKET FUNDS-3.23%

STIC Liquid Assets Portfolio(d)                12,179,356     12,179,356
------------------------------------------------------------------------
STIC Prime Portfolio(d)                        12,179,356     12,179,356
========================================================================
    Total Money Market Funds (Cost
      $24,358,712)                                            24,358,712
========================================================================
TOTAL INVESTMENTS-100.46% (Cost $848,331,200)                758,195,404
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.46)%                         (3,447,183)
========================================================================
NET ASSETS-100.00%                                          $754,748,221
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b)  A portion of this security is subject to call options. See Note 8.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of this security at 10/13/01 represented 1.56% of the Fund's net assets.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $848,331,200)*                                $758,195,404
------------------------------------------------------------
Foreign currencies, at value (cost $50,741)           50,787
------------------------------------------------------------
Receivables for:
  Investments sold                                14,271,911
------------------------------------------------------------
  Fund shares sold                                   317,565
------------------------------------------------------------
  Dividends                                          124,794
------------------------------------------------------------
Collateral for securities loaned                 150,411,545
------------------------------------------------------------
Other assets                                          30,667
============================================================
    Total assets                                 923,402,673
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           11,493,120
------------------------------------------------------------
  Fund shares reacquired                           1,873,458
------------------------------------------------------------
  Options written (premiums received
    $2,707,097)                                    3,138,565
------------------------------------------------------------
  Collateral upon return of securities loaned    150,411,545
------------------------------------------------------------
Accrued distribution fees                            676,399
------------------------------------------------------------
Accrued trustees' fees                                 2,381
------------------------------------------------------------
Accrued transfer agent fees                          876,000
------------------------------------------------------------
Accrued operating expenses                           182,984
============================================================
    Total liabilities                            168,654,452
============================================================
Net assets applicable to shares outstanding     $754,748,221
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $438,701,836
____________________________________________________________
============================================================
Class B                                         $287,394,354
____________________________________________________________
============================================================
Class C                                         $ 28,652,031
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           59,192,282
____________________________________________________________
============================================================
Class B                                           41,299,724
____________________________________________________________
============================================================
Class C                                            4,116,294
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $       7.41
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $7.41 divided
      by 95.25%)                                $       7.78
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $       6.96
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $       6.96
____________________________________________________________
============================================================

* At October 31, 2001, securities with an aggregate market value of $149,828,384 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends from affiliated money market funds  $     3,100,856
-------------------------------------------------------------
Dividends (net of foreign withholding tax of
  $15,247)                                            776,390
-------------------------------------------------------------
Interest                                               36,648
-------------------------------------------------------------
Security lending income                             1,675,683
=============================================================
    Total investment income                         5,589,577
=============================================================

EXPENSES:

Advisory fees                                      13,178,872
-------------------------------------------------------------
Administrative services fees                          154,242
-------------------------------------------------------------
Custodian fees                                        147,742
-------------------------------------------------------------
Distribution fees -- Class A                        3,572,313
-------------------------------------------------------------
Distribution fees -- Class B                        6,179,789
-------------------------------------------------------------
Distribution fees -- Class C                          517,609
-------------------------------------------------------------
Transfer agent fees                                 6,612,267
-------------------------------------------------------------
Trustees' fees                                         45,423
-------------------------------------------------------------
Other                                               1,024,749
=============================================================
    Total expenses                                 31,433,006
=============================================================
Less: Fees waived                                    (728,934)
-------------------------------------------------------------
    Expenses paid indirectly                          (45,117)
=============================================================
    Net expenses                                   30,658,955
=============================================================
Net investment income (loss)                      (25,069,378)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                        (1,208,054,478)
-------------------------------------------------------------
  Foreign currencies                                 (207,778)
-------------------------------------------------------------
  Option contracts written                         10,050,350
=============================================================
                                               (1,198,211,906)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (872,130,914)
-------------------------------------------------------------
  Foreign currencies                                  (19,784)
-------------------------------------------------------------
  Option contracts written                           (431,468)
=============================================================
                                                 (872,582,166)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts      (2,070,794,072)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                   $(2,095,863,450)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                   2001               2000
                                                              ---------------    --------------
OPERATIONS:

  Net investment income (loss)                                $   (25,069,378)   $   (2,878,360)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                    (1,198,211,906)      419,148,015
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                    (872,582,166)      (13,561,828)
===============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (2,095,863,450)      402,707,827
===============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (193,140,722)     (122,942,635)
-----------------------------------------------------------------------------------------------
  Class B                                                        (182,354,331)     (112,289,611)
-----------------------------------------------------------------------------------------------
  Class C                                                         (14,882,483)       (2,428,890)
-----------------------------------------------------------------------------------------------
  Advisor Class*                                                           --          (257,983)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         182,460,304       376,834,670
-----------------------------------------------------------------------------------------------
  Class B                                                           7,506,235       447,353,903
-----------------------------------------------------------------------------------------------
  Class C                                                           7,846,180       121,591,284
-----------------------------------------------------------------------------------------------
  Advisor Class*                                                           --        (2,868,709)
===============================================================================================
    Net increase (decrease) in net assets                      (2,288,428,267)    1,107,699,856
===============================================================================================

NET ASSETS:

  Beginning of year                                             3,043,176,488     1,935,476,632
===============================================================================================
  End of year                                                 $   754,748,221    $3,043,176,488
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 2,046,057,315    $1,873,542,848
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                             (816)               --
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts        (1,200,707,211)      387,652,541
-----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and option contracts           (90,601,067)      781,981,099
===============================================================================================
                                                              $   754,748,221    $3,043,176,488
_______________________________________________________________________________________________
===============================================================================================

* Advisor Class shares were converted to Class A shares effective as the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Global Telecommunications and Technology Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development / event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development / event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2001, undistributed net investment income increased by $25,068,562, undistributed net realized gains increased by $229,690 and paid in capital decreased by $25,298,252 as a result of differing book/tax treatment of foreign currency transactions, net operating loss, and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

     The fund has a capital loss carryforward of $1,181,366,577 as of October 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $728,934.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $154,242 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $4,037,770 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $3,572,313, $6,179,789 and $517,609, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $289,307 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended

October 31, 2001, AIM Distributors received $55,389 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  The law firm Kramer, Levin, Naftalis & Frankel LLP of which a trustee is a member became counsel to the Trustees on August 17, 2001. During the year ended October 31, 2001, the Fund paid no expenses with respect to this firm.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $26,476 and reductions in custodian fees of $18,641 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $45,117.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $149,828,384 were on loan to brokers. The loans were secured by cash collateral of $150,411,545 received by the Fund and invested in affiliated money market funds as follows:
$75,205,773 in STIC Liquid Assets Portfolio and $75,205,772 in STIC Prime Portfolio. For the year ended October 31, 2001, the Fund received fees of $1,675,683 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $2,340,482,188 and $2,461,653,289, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $  49,150,318
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (158,626,748)
=========================================================
Net unrealized appreciation
  (depreciation) of investment
  securities                                $(109,476,430)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $867,671,833.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                          2001                           2000
                                                              ----------------------------    ---------------------------
                                                                SHARES          AMOUNT          SHARES         AMOUNT
                                                              -----------    -------------    ----------    -------------
Sold:
  Class A                                                      20,449,981    $ 233,919,662    15,814,510    $ 575,875,480
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       6,719,273       89,717,986    17,939,437      618,630,557
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,715,379       22,049,203     4,043,413      141,415,869
-------------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                       --               --        92,071        3,241,706
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       8,804,839      178,558,019     3,700,530      113,714,341
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       8,822,895      168,780,846     3,497,829      102,890,796
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                         739,056       14,130,718        70,053        2,060,345
-------------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                       --               --         7,925          250,992
=========================================================================================================================
Conversion of Advisor Class shares to Class A shares:**
  Class A                                                              --               --       157,592        6,147,658
-------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                        --               --      (152,813)      (6,147,658)
=========================================================================================================================
Reacquired:
  Class A                                                     (19,515,999)    (230,017,377)   (8,920,012)    (318,902,809)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (22,756,386)    (250,992,597)   (8,251,217)    (274,167,450)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,270,767)     (28,333,741)     (666,660)     (21,884,930)
-------------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                       --               --        (6,114)        (213,749)
=========================================================================================================================
                                                                2,708,271    $ 197,812,719    27,326,544    $ 942,911,148
_________________________________________________________________________________________________________________________
=========================================================================================================================

 * Advisor Class share activity for the period November 1, 1999 through February 11, 2000 (date of conversion).
** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2001 are summarized as follows:

                                                                CALL OPTION CONTRACTS
                                                              -------------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS      RECEIVED
                                                              ---------    ------------
Beginning of year
Written                                                         78,083     $ 29,595,549
---------------------------------------------------------------------------------------
Closed                                                         (59,648)     (23,973,074)
---------------------------------------------------------------------------------------
Exercised                                                       (6,006)      (2,292,051)
---------------------------------------------------------------------------------------
Expired                                                         (2,334)        (623,327)
=======================================================================================
End of year                                                     10,095     $  2,707,097
_______________________________________________________________________________________
=======================================================================================



Open call option contracts written at October 31, 2001 were as follows:

                                                                                                                     UNREALIZED
                                              CONTRACT    STRIKE    NUMBER OF     PREMIUMS     OCTOBER 31, 2001     APPRECIATION
ISSUE                                          MONTH      PRICE     CONTRACTS     RECEIVED       MARKET VALUE      (DEPRECIATION)
-----                                         --------    ------    ---------    ----------    ----------------    --------------
Affiliated Computer Services, Inc.-Class A     Nov-01      $ 85         300      $  189,593       $  163,500         $  26,093
---------------------------------------------------------------------------------------------------------------------------------
Best Buy Inc.,                                 Nov-01        60         200          38,505           17,500            21,005
---------------------------------------------------------------------------------------------------------------------------------
Check Point Software Technologies Ltd.         Nov-01        30       2,080         520,890          416,000           104,890
---------------------------------------------------------------------------------------------------------------------------------
Computer Associates International, Inc.        Nov-01        30         520         128,436          105,300            23,136
---------------------------------------------------------------------------------------------------------------------------------
Electronic Data Systems Corp.                  Nov-01        65         400          48,798           68,000           (19,202)
---------------------------------------------------------------------------------------------------------------------------------
Genesis Microchip Inc.                         Nov-01        35         350         132,408          402,500          (270,092)
---------------------------------------------------------------------------------------------------------------------------------
IDEC Pharmaceutical Corp.                      Nov-01        60       1,908         526,983          581,940           (54,957)
---------------------------------------------------------------------------------------------------------------------------------
International Business Machines Corp.          Nov-01       105         212          67,202          106,000           (38,798)
---------------------------------------------------------------------------------------------------------------------------------
Intuit Inc.                                    Nov-01        40         375          75,999           97,500           (21,501)
---------------------------------------------------------------------------------------------------------------------------------
Laboratory Corp. of America Holdings           Nov-01        80         120          63,705           89,400           (25,695)
---------------------------------------------------------------------------------------------------------------------------------
Microsoft Corp.                                Nov-01        60         820         198,433          129,150            69,283
---------------------------------------------------------------------------------------------------------------------------------
Nokia Oyj-ADR                                  Nov-01        20         950         139,645          135,375             4,270
---------------------------------------------------------------------------------------------------------------------------------
NVIDIA Corp.                                   Nov-01        40         880         190,953          457,600          (266,647)
---------------------------------------------------------------------------------------------------------------------------------
NVIDIA Corp.                                   Nov-01        45         440         130,676          117,700            12,976
---------------------------------------------------------------------------------------------------------------------------------
QUALCOMM Inc.                                  Nov-01        45         270         169,284          166,050             3,234
---------------------------------------------------------------------------------------------------------------------------------
QUALCOMM Inc.                                  Nov-01        50         270          85,587           85,050               537
=================================================================================================================================
                                                                     10,095      $2,707,097       $3,138,565         $(431,468)
_________________________________________________________________________________________________________________________________
=================================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                        CLASS A
                                               ----------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                               ----------------------------------------------------------
                                               2001(a)       2000(a)        1999      1998(a)    1997(a)
                                               --------     ----------   ----------   --------   --------
Net asset value, beginning of period           $  30.61     $    26.44   $    16.28   $  18.04   $  16.69
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (0.20)          0.06(b)     (0.25)     (0.17)     (0.17)
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                     (19.12)          7.23        10.97      (0.39)      2.93
=========================================================================================================
    Total from investment operations             (19.32)          7.29        10.72      (0.56)      2.76
=========================================================================================================
Less distributions from net realized gains        (3.88)         (3.12)       (0.56)     (1.20)     (1.41)
=========================================================================================================
Net asset value, end of period                 $   7.41     $    30.61   $    26.44   $  16.28   $  18.04
_________________________________________________________________________________________________________
=========================================================================================================
Total return(c)                                  (71.16)%        27.52%       67.63%     (3.16)%    17.70%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $438,702     $1,513,595   $1,023,124   $713,904   $910,801
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                 1.98%(d)       1.63%        1.77%      1.88%      1.84%
---------------------------------------------------------------------------------------------------------
  Without fee waivers                              2.03%(d)       1.63%        1.77%      1.88%      1.84%
=========================================================================================================
Ratio of net investment income (loss) to
  average net assets                              (1.57)%(d)      0.16%       (1.11)%    (0.93)%    (1.06)%
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate                             173%           111%         122%        75%        35%
_________________________________________________________________________________________________________
=========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects dividend income of $0.49 per share recognized from the spin-off of Nortel Networks Corp. from BCE, Inc.
(c)  Does not include contingent sales charges.
(d)  Ratios are based on average daily assets of $714,462,614.

                                                                        CLASS B
                                               ----------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                               ----------------------------------------------------------
                                               2001(a)       2000(a)         1999     1998(a)    1997(a)
                                               --------     ----------     --------   --------   --------
Net asset value, beginning of period           $  29.17     $    25.43     $  15.76   $  17.58   $  16.37
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (0.25)         (0.11)(b)    (0.35)     (0.25)     (0.25)
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                     (18.08)          6.97        10.58      (0.37)      2.87
=========================================================================================================
    Total from investment operations             (18.33)          6.86        10.23      (0.62)      2.62
=========================================================================================================
Less distributions from net realized gains        (3.88)         (3.12)       (0.56)     (1.20)     (1.41)
=========================================================================================================
Net asset value, end of period                 $   6.96     $    29.17     $  25.43   $  15.76   $  17.58
_________________________________________________________________________________________________________
=========================================================================================================
Total return(c)                                  (71.30)%        26.87%       66.84%     (3.67)%    17.15%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $287,394     $1,414,915     $898,400   $614,715   $805,535
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                 2.48%          2.13%        2.28%      2.38%      2.34%
---------------------------------------------------------------------------------------------------------
  Without fee waivers                              2.53%          2.13%        2.28%      2.38%      2.34%
=========================================================================================================
Ratio of net investment income (loss) to
  average net assets                              (2.07)%(d)     (0.34)%      (1.62)%    (1.43)%    (1.56)%
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate                             173%           111%         122%        75%        35%
_________________________________________________________________________________________________________
=========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects dividend income of $0.49 per share recognized from the spin-off of Nortel Networks Corp. from BCE, Inc.
(c)  Does not include contingent deferred sales charges.
(d)  Ratios are based on average daily net assets of $617,978,857.

                                                             CLASS C
                                               ------------------------------------
                                                                     MARCH 1, 1999
                                                   YEAR ENDED         (DATE SALES
                                                   OCTOBER 31,       COMMENCED) TO
                                               -------------------    OCTOBER 31,
                                               2001(a)    2000(a)         1999
                                               -------    --------   --------------
Net asset value, beginning of period           $29.16     $  25.43      $ 19.23
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                  (0.25)       (0.11)(b)    (0.11)
-----------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   (18.07)        6.96         6.31
===================================================================================
    Total from investment operations           (18.32)        6.85         6.20
===================================================================================
Less distributions from net realized gains      (3.88)       (3.12)          --
===================================================================================
Net asset value, end of period                 $ 6.96     $  29.16      $ 25.43
___________________________________________________________________________________
===================================================================================
Total return(c)                                (71.29)%      26.83%       32.24%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $28,652     $114,667      $12,352
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:
  With fee waivers                               2.48%(d)     2.13%        2.28%(e)
-----------------------------------------------------------------------------------
  Without fee waivers                            2.53%(d)     2.13%        2.28%(e)
===================================================================================
Ratio of net investment income (loss) to
  average net assets                            (2.07)%(d)   (0.34)%      (1.62)%(e)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate                           173%         111%         122%
___________________________________________________________________________________
===================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects dividend income of $0.49 per share recognized from the spin-off of Nortel Networks Corp. from BCE, Inc.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $51,760,926.
(e)  Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Board of Trustees and Shareholders of AIM Global Telecommunications and Technology Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Telecommunications and Technology Fund (one of the funds constituting AIM Investment Funds; hereafter referred to as the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       December 12, 2001
                       Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Global Telecommunications and Technology Fund (the "Fund"), a portfolio of AIM Investment Funds, a Delaware business trust (the "Trust"), was held on August 17, 2001. The meeting was held for the following purposes:

(1)* To elect the following Trustees: Robert H. Graham, Frank S. Bayley, Ruth H. Quigley, Bruce L. Crockett, Owen Daly II, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)  To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3)  To approve changing the fundamental investment restrictions of the Fund.

(4)  To approve making the investment objective of the Fund non-fundamental.

(5) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending in 2001.

The results of the voting on the above matters were as follows:

                                                                                        Withheld/
        Trustees/Matter                                                Votes For       Abstentions
        ---------------                                                ---------       -----------
(1)*    Robert H. Graham............................................  104,314,837       3,884,079
        Frank S. Bayley.............................................  104,294,972       3,903,944
        Ruth H. Quigley.............................................  104,221,667       3,977,249
        Bruce L. Crockett...........................................  104,316,746       3,882,170
        Owen Daly II................................................  104,133,611       4,065,305
        Albert R. Dowden............................................  104,333,638       3,865,278
        Edward K. Dunn, Jr. ........................................  104,246,262       3,952,654
        Jack M. Fields..............................................  104,345,696       3,853,220
        Carl Frischling.............................................  104,193,869       4,005,047
        Prema Mathai-Davis..........................................  104,249,127       3,949,789
        Lewis F. Pennock............................................  104,311,203       3,887,713
        Louis S. Sklar..............................................  104,300,433       3,898,483

                                                                                                          Withheld/
        Matter                                                        Votes For       Votes Against      Abstentions
        ------                                                        ---------       -------------      -----------
(2)     Approval of a new Investment Advisory Agreement with A I M
        Advisors, Inc. .............................................  53,859,583        1,769,658         2,199,363
(3)(a)  Approval of the Modification of the Fundamental Restriction
        on Portfolio Diversification................................  40,445,291        2,033,671        15,349,642**
(3)(b)  Approval of the Modification of the Fundamental Restriction
        on Issuing Senior Securities and Borrowing Money............  39,901,588        2,496,791        15,430,225**
(3)(c)  Approval of the Modification of the Fundamental Restriction
        on Underwriting Securities..................................  40,116,887        2,247,764        15,463,953**
(3)(d)  Approval of the Modification to or Addition of the
        Fundamental Restriction on Industry Concentration...........  40,326,174        2,086,132        15,416,298**
(3)(e)  Approval of the Modification of the Fundamental Restriction
        on Real Estate Investments..................................  40,195,231        2,257,814        15,375,559**
(3)(f)  Approval of the Modification of the Fundamental Restriction
        on Purchasing or Selling Commodities........................  39,945,301        2,492,719        15,390,584**
(3)(g)  Approval of the Modification of the Fundamental Restriction
        on Making Loans.............................................  39,749,394        2,627,305        15,451,905**
(3)(h)  Approval of the Modification of the Fundamental Policy on
        Investment in Investment Companies..........................  40,021,462        2,381,189        15,425,953**
(4)     Approval of Making the Investment Objective of the Fund
        Non-Fundamental.............................................  39,785,657        2,585,654        15,457,293**
(5)     Ratification of the selection of PricewaterhouseCoopers LLP
        as Independent Accountants of the Fund......................  54,643,539        1,242,176         1,942,889

* Proposal 1 required approval by a combined vote of all of the portfolios of AIM Investment Funds
**  Includes Broker Non-Votes

BOARD OF TRUSTEES                                  OFFICERS                            OFFICE OF THE FUND

Robert H. Graham                                   Robert H. Graham                    11 Greenway Plaza
Chairman, President and                            Chairman and President              Suite 100
Chief Executive Officer                                                                Houston, TX 77046
A I M Management Group Inc.                        Carol F. Relihan
                                                   Vice President and Secretary        INVESTMENT MANAGER
Frank S. Bayley
Partner, Baker & McKenzie                          Dana R. Sutton                      A I M Advisors, Inc.
                                                   Vice President and Treasurer        11 Greenway Plaza
Bruce L. Crockett                                                                      Suite 100
Director                                           Melville B. Cox                     Houston, TX 77046
ACE Limited;                                       Vice President
Formerly Director, President, and                                                      TRANSFER AGENT
Chief Executive Officer                            Gary T. Crum
COMSAT Corporation                                 Vice President                      A I M Fund Services, Inc.
                                                                                       P.O. Box 4739
Owen Daly II                                       Mary J. Benson                      Houston, TX 77210-4739
Formerly, Director                                 Assistant Vice President and
Cortland Trust, Inc.                               Assistant Treasurer                 CUSTODIAN

Albert R. Dowden                                   Sheri Morris                        State Street Bank and Trust Company
Chairman,                                          Assistant Vice President and        225 Franklin Street
The Cortland Trust, Inc. and                       Assistant Treasurer                 Boston, MA 02110
DHJ Media, Inc.; and
Director, Magellan Insurance Company,                                                  COUNSEL TO THE FUND
Formerly Director, President and
Chief Executive Officer,                                                               Ballard Spahr
Volvo Group North America, Inc.; and                                                   Andrews & Ingersoll, LLP
Senior Vice President, AB Volvo                                                        1735 Market Street
                                                                                       Philadelphia, PA 19103
Edward K. Dunn Jr.
Formerly, Chairman, Mercantile Mortgage Corp.;                                         COUNSEL TO THE TRUSTEES
Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and                                               Kramer, Levin, Naftalis & Frankel LLP
President, Mercantile Bankshares                                                       919 Third Avenue
                                                                                       New York, NY 10022
Jack M. Fields
Chief Executive Officer                                                                DISTRIBUTOR
Twenty First Century Group, Inc.;
Formerly Member                                                                        A I M Distributors, Inc.
of the U.S. House of Representatives                                                   11 Greenway Plaza
                                                                                       Suite 100
Carl Frischling                                                                        Houston, TX 77046
Partner
Kramer, Levin, Naftalis & Frankel LLP                                                  AUDITORS

Prema Mathai-Davis                                                                     PricewaterhouseCoopers LLP
Member, Visiting Committee,                                                            1201 Louisiana, Suite 2900
Harvard University Graduate School                                                     Houston, TX 77002
of Education, New School University;
Formerly Chief Executive Officer,
YWCA of the U.S.A.

Lewis F. Pennock
Partner, Pennock & Cooper

Ruth H. Quigley
Private Investor

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund distributed capital gains of $390,377,536 for the Fund's tax year ended October 31, 2001, which will be taxed as long-term gain.



                                  EQUITY FUNDS

       DOMESTIC EQUITY FUNDS          INTERNATIONAL/GLOBAL EQUITY FUNDS           A I M Management Group Inc. has provided
                                                                                  leadership in the mutual fund industry since
          MORE AGGRESSIVE                      MORE AGGRESSIVE                    1976 and managed approximately $141 billion
                                                                                  in assets for 10.1 million shareholders,
AIM Small Cap Opportunities(1)       AIM Developing Markets                       including individual investors, corporate
AIM Mid Cap Opportunities(1)         AIM European Small Company                   clients and financial institutions, as of
AIM Large Cap Opportunities(1)       AIM Asian Growth                             September 30, 2001.
AIM Emerging Growth                  AIM International Emerging Growth                The AIM Family of Funds--Registered
AIM Small Cap Growth                 AIM Global Aggressive Growth                 Trademark-- is distributed nationwide, and
AIM Aggressive Growth                AIM European Development                     AIM today is the tenth-largest mutual fund
AIM Mid Cap Growth                   AIM Euroland Growth                          complex in the United States in assets under
AIM Dent Demographic Trends          AIM International Equity                     management, according to Strategic Insight,
AIM Constellation                    AIM Global Growth                            an independent mutual fund monitor. AIM is a
AIM Large Cap Growth                 AIM Worldwide Spectrum                       subsidiary of AMVESCAP PLC, one of the
AIM Weingarten                       AIM Global Trends                            world's largest independent financial
AIM Small Cap Equity                 AIM International Value(3)                   services companies with $361 billion in
AIM Capital Development                                                           assets under management as of September 30,
AIM Charter                                   MORE CONSERVATIVE                   2001.
AIM Mid Cap Equity
AIM Select Equity(2)                         SECTOR EQUITY FUNDS
AIM Value II
AIM Value                                      MORE AGGRESSIVE
AIM Blue Chip
AIM Basic Value                      AIM New Technology
AIM Large Cap Basic Value            AIM Global Telecommunications and Technology
AIM Balanced                         AIM Global Energy(4)
AIM Basic Balanced                   AIM Global Infrastructure
                                     AIM Global Financial Services
         MORE CONSERVATIVE           AIM Global Health Care
                                     AIM Global Utilities
                                     AIM Real Estate(5)

                                              MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

     TAXABLE FIXED-INCOME FUNDS             TAX-FREE FIXED-INCOME FUNDS

          MORE AGGRESSIVE                      MORE AGGRESSIVE

AIM High Yield II                    AIM High Income Municipal
AIM High Yield                       AIM Municipal Bond
AIM Strategic Income                 AIM Tax-Free Intermediate
AIM Income                           AIM Tax-Exempt Cash
AIM Global Income
AIM Intermediate Government                   MORE CONSERVATIVE
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

         MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3)On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4)On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5)On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after January 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARD LOGO APPEARS HERE]                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--


                                                                        GTL-AR-1

A I M DISTRIBUTORS, INC.